Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:Fresh Choice, Inc                                                             Case No.   04-54318 (ASW)
      485 Cochrane Circle
      Morgan Hill, CA 95037                                                         CHAPTER 11 MONTHLY OPERATING
                                                                                    REPORT (GENERAL BUSINESS CASE)
---------------------------------------------------------------------------------
                                              SUMMARY OF FINANCIAL STATUS
      MONTH ENDED: 02/20/05 (1)                                                     PETITION DATE:  07/12/04
                   ---------                                                                        --------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating
Report on the Accrual Basis of accounting (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

      Dollars reported in                                                 $1
                                                                    ---------
                                                                                   End of     End of Prior    As of
                                                                                    Current                  Petition
   2. Asset and Liability Structure                                                 Month        Month        Filing
                                                                                 ------------ ------------ ------------
      a.  Current Assets                                                          $5,159,910   $6,392,186
                                                                                 ------------ ------------
      b.  Total Assets                                                           $20,203,431  $21,627,670  $22,899,629
                                                                                 ------------ ------------ ------------
      c.  Current Liabilities                                                     $6,502,510   $7,242,452
                                                                                 ------------ ------------
      d.  Total Liabilities                                                      $21,209,814  $22,242,042  $19,707,707
                                                                                 ------------ ------------ ------------
                                                                                                            Cumulative
      Statement of Cash Receipts & Disbursements                                   Current    Prior Month  Case to Date
   3.                                                                                Month
                                                                                 ------------ ------------ ------------
      a.  Total Receipts                                                          $4,740,394   $4,871,402  $37,396,887
                                                                                 ------------ ------------ ------------
      b.  Total Disbursements                                                     $5,852,784   $4,850,319  $37,727,991
                                                                                 ------------ ------------ ------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             $(1,112,390)     $21,083    $(331,104)
                                                                                 ------------ ------------ ------------
      e.  Cash Balance Beginning of Month                                         $2,378,328   $2,357,246
                                                                                 ------------ ------------
      f.  Cash Balance End of Month (c + d)                                       $1,265,938   $2,378,328
                                                                                 ------------ ------------
                                                                                                            Cumulative
                                                                                   Current    Prior Month  Case to Date
                                                                                     Month
                                                                                 ------------ ------------ ------------
   4. Profit/(Loss) from the Statement of Operations                               $(392,011)   $(937,262) $(7,710,758)
                                                                                 ------------ ------------ ------------
   5. Account Receivables (Pre and Post Petition)                                    $95,958      $94,535
                                                                                 ------------ ------------
   6. Post-Petition Liabilities                                                   $8,271,582   $9,171,680
                                                                                 ------------ ------------
   7. Past Due Post-Petition Account Payables (over 30 days)                              $-           $-
                                                                                 ------------ ------------
At the end of this reporting month:                                                               Yes           No
                                                                                              ------------ ------------
       Have any payments been made on pre-petition debt, other than payments in                     X
   8.  the normal course to secured creditors or lessors? (if yes, attach listing including
       date of payment, amount of payment and name of payee) (see note 2)                     ------------ ------------


       Have any payments been made to professionals?  (if yes, attach listing                      X
   9.  including date of payment, amount of payment and name of payee)                        ------------ ------------

       If the answer is yes to 8 or 9, were all such payments approved by the                      X
  10.  court?
                                                                                              ------------ ------------
       Have any payments been made to officers, insiders, shareholders, relatives?                 X
  11.  (if yes, attach listing including date of payment, amount and reason for payment,
        and name of payee)                                                                    ----------- ------------

       Is the estate insured for replacement cost of assets and for general                         X
  12.  liability?
                                                                                              ------------ ------------
  13. Are a plan and disclosure statement on file?                                                              X
                                                                                              ------------ ------------
  14. Was there any post-petition borrowing during this reporting period?                                       X
                                                                                              ------------ ------------
      Check if paid: Post-petition Taxes      X ;        U.S. Trustee Quarterly Fees  X
                                             ---                                      -
  15.

      Check if filing is current forreturns:  Post-petition tax reporting and tax     X
                                                                                      -
      (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid, or tax return filings are not current.)


Notes:

(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from January 24, 2005 through February 20, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   03/18/05
        --------                                                                --------------------------------------
                                                                                 David Pertl


                 STATEMENT OF OPERATIONS (General Business Case)
                          For the Month Ended  02/20/05
                                               --------

                            Current Month                                                        Cumulative  Next Month
----------------------------------------------------------------------
  Actual               Forecast                   Variance                                      Case to Date  Forecast
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Revenues:
$4,467,310                $4,718,837                        $(251,527)  1   Gross Sales         $39,507,260  $4,675,546
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            less: Sales Returns
                                                                   $-   2    & Allowances
-----------       ------------------- --------------------------------                          ------------ -----------
$4,467,310                $4,718,837                        $(251,527)  3   Net Sales           $39,507,260  $4,675,546
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            less: Cost of Goods
                                                                             Sold  (Note
$2,695,240                $2,713,129                          $17,889   4    1)(Schedule 'B')   $23,372,428  $2,639,704
-----------       ------------------- --------------------------------                          ------------ -----------
$1,772,070                $2,005,709                        $(233,639)  5   Gross Profit        $16,134,832  $2,035,842
-----------       ------------------- --------------------------------                          ------------ -----------
    $3,230                    $1,256                           $1,974   6   Interest                 $4,611      $1,256
-----------       ------------------- --------------------------------                          ------------ -----------
      $169                        $-                             $169   7   Other Income:              $706
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                   $-   8
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
        $-                                                         $-   9
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
$1,775,469                $2,006,965                        $(231,496) 10       Total Revenues  $16,140,149  $2,037,098
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Expenses:
                                                                            Compensation to
   $52,114                   $75,000                          $22,886  11    Owner(s)/Officer(s)   $572,758     $55,000
-----------       ------------------- --------------------------------                          ------------ -----------
  $131,602                  $125,000                          $(6,602) 12   Salaries               $878,378    $145,000
-----------       ------------------- --------------------------------                          ------------ -----------
        $-                                                         $-  13   Commissions                  $-
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                   $-  14   Contract Labor          $57,550
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Rent/Lease:
                                                                                Personal
                                                                   $-  15        Property           $34,751
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                                Real Property
  $636,510                  $623,327                         $(13,183) 16        (See Note 2)    $5,495,658    $590,099
-----------       ------------------- --------------------------------                          ------------ -----------
   $43,002                   $33,970                          $(9,032) 17   Insurance              $371,601     $32,182
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Management Fees
                                                                             (Credit Cd.
   $52,856                   $56,097                           $3,241  18    Processing)           $476,498     $55,607
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Depreciation &
  $175,505                  $154,231                         $(21,274) 19    Amortization        $1,590,738    $147,536
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Taxes:
                  -------------------                                                           ------------ -----------
                                                                                Employer
                                                                   $-  20        Payroll Taxes     $184,615
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                                Real Property
   $32,975                   $37,639                           $4,664  21        Taxes             $341,211     $36,132
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                   $-  22       Other Taxes         $24,348
-----------       ------------------- --------------------------------                          ------------ -----------
  $155,638                  $141,296                         $(14,342) 23   Advertising          $1,523,229    $140,756
-----------       ------------------- --------------------------------                          ------------ -----------
   $19,705                  $114,581                          $94,877  24   G&A                    $228,229    $114,559
-----------       ------------------- --------------------------------                          ------------ -----------
   $19,029                   $18,326                            $(703) 25   Interest               $202,802     $17,043
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Other         Legal
                                                                             Expenses:     fees
                                                                                           &
   $16,597                                                   $(16,597) 26                  Audit   $209,044
-----------       ------------------- --------------------------------                    ------------------ -----------
   $25,776                                                   $(25,776) 27 Professional Fees        $224,116
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
                                                                          Travel
    $3,773                                                    $(3,773) 28  Expenses/Meals/ Ent      $86,235
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
    $1,784                      $864                            $(920) 29 Storage                   $48,528
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
  $257,634                  $228,643                         $(28,991) 30 Others (See Note 3)    $1,808,879    $226,010
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
  $242,618                  $225,813                         $(16,805) 31 Utilities              $2,058,408    $218,299
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
   $98,161                   $79,809                         $(18,352) 32 Repairs & Maintenance    $802,635     $84,181
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
    $7,243                    $4,225                          $(3,018) 33 License & Permits         $59,778      $2,201
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
                                                                   $-  34
-----------       ------------------- --------------------------------    --------------------- ------------ -----------
$1,972,522                $1,918,821                         $(53,700) 35       Total Expenses  $17,279,989  $1,864,605
-----------       ------------------- --------------------------------                          ------------ -----------
 $(197,053)                  $88,144                        $(285,196) 36 Subtotal              $(1,139,840)   $172,493
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                          Reorganization Items:
                                                                                                ------------ -----------
 $(224,983)                $(226,200)                         $(1,217) 37   Professional Fees   $(1,863,438)  $(226,200)
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Provisions for
                                                                             Rejected Executory
        $-                        $-                               $-  38    Contracts                   $-          $-
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Interest Earned on
                                                                             Accumulated Cash
        $-                        $-                               $-  39    from                        $-          $-
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Resulting Chp 11
                                                                             Case
                                                                            Gain or (Loss) from
    $1,371                        $-                           $1,371  40    Sale of Equipment       $5,515          $-
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            U.S. Trustee
                                                                   $-  41    Quarterly Fees        $(13,369)
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Store Closure
   $28,654                 $(108,774)                       $(137,428) 42    Expenses & Asset   $(4,699,296)  $(120,617)
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                               Impairment
                                                                                Expenses
                                                                                                ------------
                                                                                 Total
                                                                                  Reorganization
 $(194,958)                $(334,974)                        $140,016  43         Items         $(6,570,588)  $(346,817)
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                           Net Profit (Loss)
                                                                            Before Federal &
 $(392,011)                $(246,831)                       $(145,180) 44   State Taxes         $(7,710,428)  $(174,324)
-----------       ------------------- --------------------------------                          ------------ -----------
                                                                            Federal & State
                                                                   $-  45    Income Taxes              $330          $-
-----------       ------------------- --------------------------------                          ------------ -----------
 $(392,011)                $(246,831)                       $(145,180) 46 Net Profit (Loss)     $(7,710,758)  $(174,324)
===========       =================== ================================                          ============ ===========


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                               February 20, 2005

Notes:

(1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

(2)  Real Property


                                                                                                                Amount
                                                                                                                --------
        Rent Expense                                                                                            509,851
        Common Ground Maintenance                                                                               126,659
                                                                                                                --------
        Total                                                                                                   636,510

(3)  Other Admin

                                                                                                                 Amount
                                                                                                                --------
        Deposits Over/Short                                                                                         523
        Cash Over                                                                                                (2,773)
        Cash Short                                                                                                2,079
        Freight, Express, Cartage                                                                                 4,865
        Services                                                                                                 69,878
        Supplies                                                                                                126,687
        Misc. Operating Expense                                                                                      31
        Auto Related Expense                                                                                     13,792
        Auto Incentive
        Bank Charges                                                                                             13,069
        Penalties & Late fees                                                                                       175
        Payroll Processing Fees                                                                                   4,646
        Real Time Fees                                                                                            6,553
        Royalty Fees                                                                                              3,783
        Recruiting                                                                                                2,048
        Asset Write Off                                                                                           2,449
        Management Training & Development                                                                         9,829
                                                                                                                --------
        Total                                                                                                   257,634


                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 02/20/05
                                              --------
       Assets
                                                                  From Schedules          Market Value(1)
                                                                ------------------    ----------------------
            Current Assets
    1           Cash and cash equivalents - unrestricted                                         $1,265,938
                                                                                      ----------------------
    2           Cash and cash equivalents - restricted
                                                                                      ----------------------
    3           Accounts receivable (net)                               A                           $95,958
                                                                                      ----------------------
    4           Inventory                                               B                          $287,376
                                                                                      ----------------------
    5           Prepaid expenses                                                                   $215,820
                                                                                      ----------------------
    6           Professional retainers
                                                                                      ----------------------
    7           Other:  Assets Held for Sale                                                     $3,294,818
                        ----------------------------------------                      ----------------------
    8
                ------------------------------------------------                      ----------------------
    9                   Total Current Assets                                                     $5,159,910
                                                                                      ----------------------
            Property and Equipment (Market Value)
   10           Real property                                           C                        $2,500,759
                                                                                      ----------------------
   11           Machinery and equipment                                 D                        $2,331,435
                                                                                      ----------------------
   12           Furniture and fixtures                                  D                        $2,380,448
                                                                                      ----------------------
   13           Office equipment                                        D                           $49,233
                                                                                      ----------------------
   14           Leasehold improvements                                  D                        $6,767,903
                                                                                      ----------------------
   15           Vehicles                                                D                              $642
                                                                                      ----------------------
   16           Other:                                                  D
                        ----------------------------------------                      ----------------------
   17                                                                   D
                ------------------------------------------------                      ----------------------
   18                                                                   D
                ------------------------------------------------                      ----------------------
   19                                                                   D
                ------------------------------------------------                      ----------------------
   20                                                                   D
                ------------------------------------------------                      ----------------------
   21                   Total Property and Equipment                                            $14,030,420
                                                                                      ----------------------
            Other Assets
   22           Loans to shareholders
                                                                                      ----------------------
                Loans to
   23            affiliates
                                                                                      ----------------------
   24           Deposits (See Note 4)                                                              $850,960
                ------------------------------------------------                      ----------------------
   25           Intangible                                                                         $162,142
                ------------------------------------------------                      ----------------------
   26
                ------------------------------------------------                      ----------------------
   27
                ------------------------------------------------                      ----------------------
   28                   Total Other Assets                                                       $1,013,102
                                                                                      ----------------------
   29                   Total Assets                                                            $20,203,431
                                                                                      ======================

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                             Liabilities and Equity
                             (General Business Case)

       Liabilities From Schedules Post-Petition
                Current Liabilities

   30                  Accrued salaries and wages                                                  $1,340,827
                                                                                      ------------------------
   31                  Payroll taxes
                                                                                      ------------------------
   32                  Real and personal property taxes
                                                                                      ------------------------
   33                  Income taxes
                                                                                      ------------------------
   34                  Sales taxes payable                                                           $645,689
                                                                                      ------------------------
   35                  Notes payable (short term)
                                                                                      ------------------------
   36                  Accounts payable (trade)                         A                            $313,127
                                                                                      ------------------------
   37                  Real property lease arrearage
                                                                                      ------------------------
   38                  Personal property lease arrearage
                                                                                      ------------------------
   39                  Accrued professional fees                                                     $975,425
                                                                                      ------------------------
   40                  Current portion of long-term post-petition debt (due within 12 months)
                       ---------------------------------------------------------------------------------------
   41                  Other:    Other Accrued Expense (Note 2)                                    $3,227,441
                                 -------------------------------------------------    ------------------------
   42
                       -----------------------------------------                      ------------------------
   43
                       -----------------------------------------                      ------------------------
   44                  Total Current Liabilities                                                   $6,502,510
                                                                                      ------------------------
   45           Long-Term Post-Petition Debt, Net of Current Portion                               $1,769,072
                                                                                      ------------------------
   46                  Total Post-Petition Liabilities                                             $8,271,582
                                                                                      ------------------------
            Pre-Petition Liabilities (allowed amount)
   47                  Secured claims                                   F                          $4,639,782
                                                                                      ------------------------
   48                  Priority unsecured claims                        F                            $725,139
                                                                                      ------------------------
   49                  General unsecured claims                         F                          $2,574,174
                                                                                      ------------------------
   53                  Other Accrued Expense (Note 2)                                              $4,889,842
                                                                                      ------------------------
                       Long Term Liabilities (Note 3)                                                $109,294
                                                                                      ------------------------
   55                  Total Pre-Petition Liabilities                                             $12,938,231
                                                                                      ------------------------
   56                  Total Liabilities                                                          $21,209,814
                                                                                      ------------------------
       Equity (Deficit)
   57           Retained Earnings/(Deficit) at time of filing                                    $(41,214,685)
                                                                                      ------------------------
   58           Common/Preferred Stock                                                             $5,181,223
                                                                                      ------------------------
   59           Additional paid-in capital                                                        $42,737,837
                                                                                      ------------------------
   60           Cumulative profit/(loss) since filing of case                                     $(7,710,758)
                                                                                      ------------------------
                Post-petition contributions/(distributions) or
   61            (draws)
                                                                                      ------------------------
   62           Market value adjustment
                                                                                      ------------------------
   63                  Total Equity (Deficit)                                                     $(1,006,383)
                                                                                      ------------------------
   64  Total Liabilities and Equity (Deficit)                                                     $20,203,431
                                                                                      ========================


                             Fresh Choice, Inc. (Case # 04-54318 ASW)
                                    Notes to the Balance Sheet
                                              as of
                               February 20, 2005


Note:
--------

     (1) Book value.

         The following is a list of Other Accrued Expenses:                                 Pre &        Pre-      Post-
                                                                                            Post-    Petition   Petition
     (2)                                                                                  Petition
                                                                                       ---------------------------------

         23010 Workers' Comp Payable                                                      852,518          -    852,518
         23030 Accrued Credit Card Proc Fees                                               12,457          -     12,457
         23040 Accrued Bank Charges                                                        24,104          -     24,104
         23050 Gift Certificate Allowance                                                 638,071          -    638,071
         23070 Food Credit Liability                                                      338,877          -    338,877
         23080 Mngmnt Training & Development                                                    -                     -
         23110 Accrued Payroll Processing Fee                                               4,343          -      4,343
         23120 Closed Restaurants Payable  (502(b)(6)) estimate                         4,324,758  4,324,758          -
         23121 Store Closure Reserve                                                       76,629          -     76,629
         23125-6 Accrued Rent                                                             580,797    287,933    292,864
         23130 Other Accrued Liabilities                                                  158,004          -    158,004
         23140 Accrued Fees-Finance                                                        34,898          -     34,898
         23150 Accrued Fees-Legal                                                          75,275          -     75,275
         23170 Accrued Fees-Audit                                                         114,175          -    114,175
         23180 Accrued Fees-Tax                                                            18,616          -     18,616
         23200 Accrued Fees-Employee Litigati                                                   -          -          -
         23210 Accrued Fees-Executive                                                      19,854          -     19,854
         23225 Accrued Auto                                                                     -          -          -
         23240 Accrued Health Insurance-GW                                                116,416          -    116,416
         23250 Accrued Insurance                                                           23,655          -     23,655
         23300 Advertising Accrual                                                         13,385          -     13,385
         23350 Interest Payable - Loc                                                      47,348     11,670     35,678
         23360 Interest Payable                                                            28,797     21,101      7,696
         23390 Accrued Janitorial Expense                                                    (559)         -      3,743
         23400 Accrued Utilities                                                          277,274    126,577    150,697
         23410 Accrued Property Taxes                                                     240,805     63,147    177,658
         23420 Accrued Cam                                                                 92,484     54,656     37,828
                                                                                       ---------------------------------
         Total Other Accrued Expenses                                                  $8,112,981 $4,889,842 $3,227,441



                                                                                         Combined
                                                                                            Amount
         The following is a list of Long Term Liabilities                                   Pre &        Pre-      Post-
                                                                                            Post-    Petition   Petition
     (3)                                                                                  Petition
                                                                                       ---------------------------------

         24320 Deferred Rent                                                            1,525,035          -  1,525,035
         24340 Deferred Gain On Sale                                                      154,568          -    154,568
         24350 Other Non-Current Liabilities                                               89,469          -     89,469
         24390 Notes Payable-Long Term                                                    109,294    109,294          -
         24400 Capital Lease-Long Term                                                          -          -          -
                                                                                       ---------------------------------
         Total Long Term Liabilities                                                   $1,878,366    109,294  1,769,072

     (4) Deposits                                                              Amount
                                                                             --------

         Rent Deposit                                                        167,321
         Alcohol Deposit                                                       2,350
         Other Deposit                                                       641,700
         Utility Deposit                                                      39,589
                                                                             --------
         Total Deposit                                                       850,960

Fresh Choice, Inc.
Payments to Officers
Period 2, 2005





                                Date                  Gross        Car Allowance       Total
--------------------------------------------------------------------------------------------------

Pertl, David          Jan. 28 & Feb. 11, 2005         $14,461.52       $1,107.60       $15,569.12

O'Shea, Tim           Jan. 28 & Feb. 11, 2005         $15,384.60       $1,384.62       $16,769.22

Miller, Joan          Jan. 28 & Feb. 11, 2005          $9,629.98              $-        $9,629.98

Freedman, Tina        Jan. 28 & Feb. 11, 2005          $9,038.46       $1,107.69       $10,146.15

--------------------------------------------------------------------------------------------------

Total                                                 $48,514.56        3,599.91       $52,114.47
==================================================================================================

Fresh Choice, Inc.
Payments to Professional Fees
Period 2, 2005





                                          Date               Amount            Cumulative
--------------------------------------------------------------------------------------------

Corporate Revitalization Partners                                                $37,786.35
Gray, Cary Ware                     February 9, 2005         $109,782.86        $109,782.86
Huntley, Mullaney & Spargo         Feb. 11 & 18, 2005          $9,864.43         $87,923.50
Pachulski, Stang Ziel               February 8, 2005         $268,074.13        $268,074.13
Sulmeyer Kupetz Client Trust                                                     $75,708.00
XRoads Solutions Group           Jan. 26 & Feb. 4, 2005      $131,993.60        $285,245.39

Total                                                        $519,715.02        $864,520.23
===========================================================================================


                                           SCHEDULES TO THE BALANCE SHEET
                                              (General Business Case)

                                                     Schedule A
                                       Accounts Receivable and (Net) Payable



                                                                      Accounts Receivable   Accounts Payable        Past Due
Receivables and Payables                                                (Pre and Post-      (Post -petition)   Post Petition Debt
 Agings                                                                    petition)
                                                                    ---------------------- ------------------  -------------------
     0 -30 Days                                                                   $95,958           $313,127
                                                                    ---------------------- ------------------
     31-60 Days
                                                                    ---------------------- ------------------
     61-90 Days                                                                                                                $0
                                                                                           ------------------  -------------------
     91+ Days
                                                                    ---------------------- ------------------
     Total accounts
      receivable/payable-(see note 1)                                             $95,958           $313,127
                                                                    ---------------------- ==================
     Allowance for doubtful
      accounts
                                                                    ----------------------
     Accounts receivable
      (net)                                                                       $95,958
                                                                    ======================

                                                            Schedule B
                                                   Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                  Cost of Goods Sold
----------------------------                                        ----------------------
                                           Inventory(ies)           Inventory Beginning of
                                             Balance at              Month
                                            End of Month                                                                 $314,258
                                                                                                               ===================
                                                                    Add -
     Retail/Restaurants                                               Net purchase
      -                                                                                                                $1,072,964
                                                                                                               -------------------
       Product for                                                    Direct labor
        resale                                        $287,376                                                         $1,595,394
                                     --------------------------                                                -------------------
                                                                      Manufacturing
                                                                       overhead
                                                                                                               -------------------
     Distribution -                                                   Freight in
                                                                                                               -------------------
       Products for                                                   Other:
        resale                                                                                                                 $0
                                     --------------------------                                                -------------------
                                                                                                                               $0
                                                                    -----------------------------------------  -------------------
     Manufacturer -
                                                                    -----------------------------------------  -------------------
       Raw Materials
                                     --------------------------
       Work-in-progress                                             Less -
                                     --------------------------
       Finished goods                                                 Inventory End of
                                                                       Month                                             $287,376
                                     --------------------------                                                -------------------
                                                                      Shrinkage
                                                                                                               -------------------
     Other - Explain                                                  Personal Use
                                     --------------------------                                                -------------------
     Uniforms
     --------------------------------
                                                                    Cost of Goods Sold                                 $2,695,240
     --------------------------------                                                                          ===================
         TOTAL                                        $287,376
                                     ==========================

     Method of Inventory                                            Inventory Valuation
      Control                                                        Methods
     Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of
                                                                     inventory used.
                    Yes X  No
                        -  ---------
     How often do you take a complete                               Valuation methods -
      physical inventory?
                                                                        FIFO cost
                                                                                                             --
       Weekly                                                           LIFO cost
                        ----                                                                                 --
       Monthly             X                                            Lower of cost or
                                                                         market
                        ----                                                                                 --
       Quarterly                                                        Retail method
                        ----                                                                                 --
       Semi-annually                                                     Other                               X
                        ----                                                                                 --
       Annually                                                           Explain
                        ----
Date of last physical                February 20, 2005              Standard Cost, with updates every month
 inventory was                                                       before inventory
                                     --------------------------     --------------------------------------------------------------

                                                                    --------------------------------------------------------------
Date of next physical                March 20, 2005
 inventory is
                                     --------------------------     --------------------------------------------------------------



Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.

                                                   Schedule C
                                                  Real Property

Description                                                                    Cost             Market Value(1)
                                                                        -----------------    --------------------
     Land                                                                             $-                      $-
     -----------------------------------------------                    -----------------    --------------------
     Building                                                                 $3,839,333              $3,839,333
     -----------------------------------------------                    -----------------    --------------------
     Accumulation Depreciation                                               $(1,338,574)            $(1,338,574)
     -----------------------------------------------                    -----------------    --------------------

     -----------------------------------------------                    -----------------    --------------------

     -----------------------------------------------                    -----------------    --------------------

     -----------------------------------------------                    -----------------    --------------------
     Total                                                                    $2,500,759              $2,500,759
                                                                        =================    ====================


                                                   Schedule D
                                            Other Depreciable Assets
Description                                                                    Cost             Market Value(1)
                                                                        -----------------    --------------------
Machinery & Equipment -
     Kitchen Equipment                                                        $9,024,390              $9,024,390
     -----------------------------------------------                    -----------------    --------------------
     Equipment in Progress                                                      $126,094                $126,094
     -----------------------------------------------                    -----------------    --------------------
     Computer Equipment                                                       $1,603,336              $1,603,336
     -----------------------------------------------                    -----------------    --------------------
     Accumulation Depreciation                                               $(8,422,385)            $(8,422,385)
     -----------------------------------------------                    -----------------    --------------------
     Total                                                                    $2,331,435              $2,331,435
                                                                        =================    ====================
Furniture & Fixtures -
     Furniture & Fixtures                                                     $7,520,283              $7,520,283
     -----------------------------------------------                    -----------------    --------------------
     Construction Fixtures in Progress                                           $14,352                 $14,352
     -----------------------------------------------                    -----------------    --------------------
     Smallwares                                                               $1,094,863              $1,094,863
     -----------------------------------------------                    -----------------    --------------------
     Accumulation Depreciation                                               $(6,249,050)            $(6,249,050)
     -----------------------------------------------                    -----------------    --------------------
     Total                                                                    $2,380,448              $2,380,448
                                                                        =================    ====================
Office Equipment -
----------------------------------------------------
     Office Equipment                                                           $200,842                $200,842
     -----------------------------------------------                    -----------------    --------------------
     Accumulation Depreciation                                                 $(151,609)              $(151,609)
     -----------------------------------------------                    -----------------    --------------------

     -----------------------------------------------                    -----------------    --------------------
     Total                                                                       $49,233                 $49,233
                                                                        =================    ====================
Leasehold Improvements -
     Leasehold Improvement                                                   $14,583,019             $14,583,019
     -----------------------------------------------                    -----------------    --------------------
     Accumulation Depreciation                                               $(7,815,116)            $(7,815,116)
     -----------------------------------------------                    -----------------    --------------------

     -----------------------------------------------                    -----------------    --------------------

     -----------------------------------------------                    -----------------    --------------------
     Total                                                                    $6,767,903              $6,767,903
                                                                        =================    ====================
Vehicles -
     Vehicles                                                                    $17,344                 $17,344
     -----------------------------------------------                    -----------------    --------------------
     Accumulation Depreciation                                                  $(16,702)               $(16,702)
     -----------------------------------------------                    -----------------    --------------------

     -----------------------------------------------                    -----------------    --------------------

     -----------------------------------------------                    -----------------    --------------------
     Total                                                                          $642                    $642
                                                                        =================    ====================


Note:

  (1) Book Value.

                                                      Schedule E
                                             Aging of Post-Petition Taxes
                                      (As of End of the Current Reporting Period)

Taxes Payable                                                         0-30 Days      31-60    61-90  91+ Days   Total
                                                                                      Days     Days
                                                                  ----------------- --------  ------ -------- ---------
Federal
       Income Tax Withholding                                             $268,678                            $268,678
                                                                  ----------------- --------  ------ -------- ---------
       FICA - Employee                                                                                              $-
                                                                  ----------------- --------  ------ -------- ---------
       FICA - Employer                                                                                              $-
                                                                  ----------------- --------  ------ -------- ---------
       Unemployment (FUTA)                                                                                          $-
                                                                  ----------------- --------  ------ -------- ---------
       Income                                                                                                       $-
                                                                  ----------------- --------  ------ -------- ---------
       Other (Attach List)                                                                                          $-
                                                                  ----------------- --------  ------ -------- ---------
Total Federal Taxes                                                       $268,678       $-      $-       $-  $268,678
                                                                  ----------------- --------  ------ -------- ---------
State and Local
       Income Tax Withholding                                                                                       $-
                                                                  ----------------- --------  ------ -------- ---------
       Unemployment (UT)                                                                                            $-
                                                                  ----------------- --------  ------ -------- ---------
       Disability Insurance (DI)                                                                                    $-
                                                                  ----------------- --------  ------ -------- ---------
       Empl. Training Tax (ETT)                                                                                     $-
                                                                  ----------------- --------  ------ -------- ---------
       Sales                                                              $645,689                            $645,689
                                                                  ----------------- --------  ------ -------- ---------
       Excise                                                                                                       $-
                                                                  ----------------- --------  ------ -------- ---------
       Real property                                                       $32,975                             $32,975
                                                                  ----------------- --------  ------ -------- ---------
       Personal property                                                                                            $-
                                                                  ----------------- --------  ------ -------- ---------
       Income                                                                                                       $-
                                                                  ----------------- --------  ------ -------- ---------
       Other (Attach List)                                                                                          $-
                                                                  ----------------- --------  ------ -------- ---------
Total State & Local Taxes                                                 $678,664       $-      $-       $-  $678,664
                                                                  ----------------- --------  ------ -------- ---------
Total Taxes                                                               $947,342       $-      $-       $-  $947,342
                                                                  ================= ========  ====== ======== =========

                                                           Schedule F
                                                    Pre-Petition Liabilities
                                                                                                                 Allowed
List Total Claims For Each                                                            Claimed Amount            Amount (b)
 Classification (1)
----------------------------------------                                           --------------------- ------------------------
       Secured claims  (a)                                                                   $4,639,782
                                                                                   --------------------- ------------------------
       Priority claims other than taxes                                                        $268,587
                                                                                   --------------------- ------------------------
       Priority tax claims                                                                     $456,552
                                                                                   --------------------- ------------------------
       General unsecured claims                                                              $2,574,174
                                                                                   --------------------- ------------------------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                     Schedule G  -  Rental Income Information - Not applicable to General Business Cases

                                                          Schedule H
                                           Recapitulation of Funds Held as of    02/20/05

                                              Account 1              Account 2                     Account 3      Account 4
                                        ----------------------    ---------------                 ------------ ---------------
Bank                                    Wells Fargo               Wells Fargo                     Wells Fargo  Bank of America
                                        ----------------------    ---------------                 ------------ ---------------
Account Type                            Concentration             Money Market                    Benefits ACH Disbursement
                                                                                                   Pmt.
                                        ----------------------    ---------------                 ------------ ---------------
Account No.                                       4038-832325           12576708                   4945091882      7313400466
                                        ----------------------    ---------------                 ------------ ---------------
Account Purpose                         General                   Investment                      Payroll      Gifs
                                                                                                                Certificates
                                        ----------------------    ---------------                 ------------ ---------------
Balance, End of Month                              $1,359,906           $505,799                       $8,748            $834
                                        ----------------------    ---------------                 ------------ ---------------


                                              Account 5              Account 6                     Account 7       Account
                                        ----------------------    ---------------                 ------------ ---------------
Bank                                    Wells Fargo               Wells Fargo                     Wells Fargo  Cash in
                                                                                                                Registers
                                        ----------------------    ---------------                 ------------ ---------------
Account Type                            Accounts Payable          Payroll                         Old Accounts and on hand
                                                                                                   Payable
                                        ----------------------    ---------------                 ------------ ---------------
Account No.                                       412-1020184        403-8832366                  475-9621113
                                        ----------------------    ---------------                 ------------ ---------------
Account Purpose                         A/P ZBA                   Payroll ZBA                     replaced by 412-1020184
                                        ----------------------    ---------------                 ----------------------------
Balance, End of Month                               $(590,791) (2)     $(100,808)              (2)                    $82,250
                                        ----------------------    ---------------                 ------------ ---------------
Total Funds on Hand for all Accounts               $1,265,938
                                        ======================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

     2  The negative balance reflects a timing difference.

                                   STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                 Increase/(Decrease) in Cash and Cash Equivalents
                                       For the Month Ended      02/20/05
                                                                --------

                                                                               Actual               Cumulative
                                                                            Current Month         (Case to Date)
                                                                         -------------------    -------------------
    Cash Receipts
  1       Rent/Leases Collected
                                                                         -------------------    -------------------
  2       Cash Received from Sales                                               $4,737,164            $42,608,044
                                                                         -------------------    -------------------
  3       Interest Received                                                          $3,230                 $7,548
                                                                         -------------------    -------------------
  4       Borrowings
                                                                         -------------------    -------------------
          Funds from Shareholders, Partners, or Other
  5        Insiders
                                                                         -------------------    -------------------
  6       Capital Contributions
                                                                         -------------------    -------------------
  7
          ------------------------------------------------               -------------------    -------------------
  8
          ------------------------------------------------               -------------------    -------------------
  9
          ------------------------------------------------               -------------------    -------------------
 10
          ------------------------------------------------               -------------------    -------------------
 11
          ------------------------------------------------               -------------------    -------------------
 12            Total Cash Receipts                                               $4,740,394            $42,615,592
                                                                         -------------------    -------------------
    Cash Disbursements
 13       Payments for Inventory                                                  3,085,327            $25,733,262
                                                                         -------------------    -------------------
 14       Selling                                                                   169,493             $1,262,069
                                                                         -------------------    -------------------
 15       Administrative                                                            143,422             $1,344,747
                                                                         -------------------    -------------------
 16       Capital Expenditures                                                       15,338               $134,099
                                                                         -------------------    -------------------
 17       Principal Payments on Debt                                                $46,236               $315,706
                                                                         -------------------    -------------------
 18       Interest Paid                                                             $29,199               $105,797
                                                                         -------------------    -------------------
          Rent/Lease:
 19            Personal Property
                                                                         -------------------    -------------------
 20            Real Property                                                        701,764             $4,691,027
                                                                         -------------------    -------------------
          Amount Paid to Owner(s)/Officer(s)
 21            Salaries                                                              52,114               $550,304
                                                                         -------------------    -------------------
 22            Draws
                                                                         -------------------    -------------------
 23            Commissions/Royalties
                                                                         -------------------    -------------------
 24            Expense Reimbursements                                                13,927                $80,456
                                                                         -------------------    -------------------
 25            Other
                                                                         -------------------    -------------------
 26       Salaries/Commissions (less employee withholding)                           98,678               $768,170
                                                                         -------------------    -------------------
 27       Management Fees
                                                                         -------------------    -------------------
          Taxes:
 28            Employee Withholding                                                 233,036             $2,031,324
                                                                         -------------------    -------------------
 29            Employer Payroll Taxes                                               173,866             $1,214,627
                                                                         -------------------    -------------------
 30            Real Property Taxes                                                   32,975               $299,081
                                                                         -------------------    -------------------
 31            Other Taxes Sales Taxes                                              484,837             $2,853,339
                                                                         -------------------    -------------------
 32       Other Cash Outflows:
                                                                         -------------------    -------------------
 33            Credit Card fees                                                      52,856               $408,250
               -------------------------------------------               -------------------    -------------------
 34            Adjustment to Beginning Cash Balance                                      $-                $(2,649)
               -------------------------------------------               -------------------    -------------------
 35            Reorganization-Professional Fees                                    $519,715               $864,520
               -------------------------------------------               -------------------    -------------------
 36            Reorganization-US Trustee Fees                                            $-                $20,000
               -------------------------------------------               -------------------    -------------------
 37
               -------------------------------------------               -------------------    -------------------
 38            Total Cash Disbursements:                                         $5,852,784            $42,674,129
                                                                         -------------------    -------------------
 39 Net Increase (Decrease) in Cash                                             $(1,112,390)              $(58,537)
                                                                         -------------------    -------------------
 41 Cash Balance, Beginning of Period                                            $2,378,328             $1,324,475
                                                                         -------------------    -------------------
 43 Cash Balance, End of Period                                                  $1,265,938             $1,265,938
                                                                         ===================    ===================